UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2018

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of the stockholders of the Company was held on April 25, 2018. At the meeting, the holders of 131,254,090 shares of common stock, which represents approximately 90 percent of the 146,092,637 outstanding shares entitled to vote as of the February 28, 2018 record date, were represented in person or by proxy. Detailed voting results are set forth below.

Item 1 – Election of the Eight Director Nominees Named Below. The stockholders elected each director nominee for a term of one year to expire at the 2019 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	116,069,330	2,061,454	1,617,748	11,505,558
Dianne Neal Blixt	117,919,458	1,697,252	131,822	11,505,558
Amy DiGeso	117,823,682	1,793,171	131,679	11,505,558
Lon R. Greenberg	117,625,210	1,812,848	310,474	11,505,558
Jeffrey Noddle	116,032,546	3,564,860	151,126	11,505,558
Robert F. Sharpe, Jr.	115,071,121	4,544,602	132,809	11,505,558
Christopher J. Williams	118,640,758	784,036	323,738	11,505,558
W. Edward Walter	119,375,533	218,958	154,041	11,505,558

Item 2 – Nonbinding Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders did not approve, on an advisory basis, the compensation of its named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,142,334	86,018,916	4,587,282	11,505,558

Item 3 –  Ratification of Audit Committee’s Selection of the Company’s Independent Registered Public Accounting Firm for 2018. The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

Votes For	Votes Against	Abstentions
128,949,332	2,023,321	281,437

Item 4 - Shareholder Proposal Relating to Political Contributions and Expenditures. The stockholders did not approve the stockholder proposal relating to political contributions and expenditures.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,581,145	71,882,020	2,285,367	11,505,558

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 27, 2018	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer
and Corporate Secretary